UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 12, 2007
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                               SE FINANCIAL CORP.
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             (Exact name of Registrant as specified in its Charter)


         Pennsylvania                   0-50684                  57-1199010
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(State or other jurisdiction         (Commission               (IRS Employer
       of incorporation)             File Number)            Identification No.)


1901-03 East Passyunk Avenue, Philadelphia, Pennsylvania          19148
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(Address of principal executive offices)                        (Zip Code)

       Registrant's telephone number, including area code: (215) 468-1700
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                                 Not Applicable
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          (Former name or former address, if changed since last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written  communications  pursuant to Rule 425 under the  Securities  Act
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act
[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act

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                               SE FINANCIAL CORP.
                    INFORMATION TO BE INCLUDED IN THE REPORT

                            Section 8 - Other Events

Item 2.02  Results of Operations and Financial Condition.

         The Registrant is filing this Current Report on Form 8-K to report the issuance of a press release disclosing its results of operations for the quarter ended January 31, 2007. A copy of the press release is included with this Form 8-K as an exhibit.


Item 9.01  Financial Statements and Exhibits.

         (d) Exhibits

         Exhibit 99 -- Press Release dated March 12, 2007.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            SE FINANCIAL CORP.

Date: March 13, 2007                        By:     /s/Pamela M. Cyr
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                                                    Pamela M. Cyr
                                                    President and CEO